UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 1, 2006

CARREKER CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-24201	75-1622836
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

4055 VALLEY VIEW LANE
DALLAS, TEXAS		75244
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 458-1981

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

Carreker Corporation has reported its 4th quarter fiscal 2005 financial results. The Company’s press release dated May 1, 2006 announcing the results is attached hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number	Description

99.1	Carreker Corporation press release dated May 1, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARREKER CORPORATION
(Registrant)

Date:	May 1, 2006	By:	/s/ Lisa K. Peterson
Executive Vice President and Chief Financial
Officer

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